UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2013

First M & F Corporation
(Exact name of registrant as specified in its charter)

Mississippi	0-9424	64-0636653
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

134 West Washington Street, Kosciusko, MS		39090
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (662) 289-5121
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

On August 16, 2013, First M&F Corporation (“First M&F”) sent a notice (the “Notice”) to the participants in the Merchants & Farmers Bank Profit and Savings Plan (the “Plan”), informing them that a closing date for the merger between First M&F and Renasant Corporation (“Renasant”) has been established, and the timeframe for conversion of amounts invested under the Plan in shares of First M&F common stock into shares of Renasant common stock has been scheduled. The temporary suspension of activity involving the Plan (the “Blackout Period”) is expected to begin at 1:00 p.m. Central time on August 26, 2013, and end the week of September 9, 2013.

As described in the Notice, participants in the Plan will be prevented during the Blackout Period beginning August 26, 2013 at 1:00 p.m. Central time, from being able to make any trades of First M&F Common Stock through accounts under the Plan, and beginning August 30, 2013 at 1:00 p.m. Central time, from being able to request or receive loans or other distributions, or to direct the investment of any accounts under the Plan, including making changes between the investment options. During the Blackout Period prior to August 30, 2013, all activity other than transactions in First M&F Common Stock with regard to the Plan can continue as normal, including directing investments that do not include the First M&F Common Stock and making transfers between other investment options.

In connection with the foregoing, First M&F sent a notice to its directors and executive officers in accordance with Section 3.06 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission Regulation BTR (Blackout Trading Restriction). A copy of the notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events

On August 15, 2013 Renasant Corporation ("Renasant") and First M&F Corporation ("First M&F") issued a press release announcing that all requisite regulatory approvals have been received for the merger of First M&F with and into Renasant and the related merger of First M&F's wholly-owned subsidiary, Merchants and Farmers Bank, with and into Renasant Bank, Renasant's wholly owned subsidiary. A copy of the press release is attached as exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.             Description
99.1        Notice sent to First M&F Corporation Directors and Section 16 Officers regarding a Blackout Period

99.2        Press Release dated August 15, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST M & F CORPORATION
Date: August 16, 2013
/s/ John G. Copeland

Name: John G. Copeland
Title: EVP & Chief Financial Officer